Exhibit 99.1
R1 RCM Reports Third Quarter 2023 Results
Murray, Utah - November 2, 2023 - R1 RCM Inc. (NASDAQ: RCM), a leading provider of technology-driven solutions that transform the patient experience and financial performance of healthcare providers, today announced results for the three months ended September 30, 2023.
Third Quarter 2023 Results:
•Revenue of $572.8 million, up $76.8 million or 15.5% compared to the same period last year.
•GAAP net income of $1.3 million, compared to net loss of $29.5 million in the same period last year.
•Adjusted EBITDA of $161.5 million, up $37.5 million or 30.2% compared to the same period last year.

“Our strong third quarter results demonstrate our team’s dedication to innovation and efficient execution of our strategy to deliver customer solutions that improve revenues, lower costs and increase patient satisfaction,” said Lee Rivas, chief executive officer of R1. “Our expertise, unit economic advantage and technology enablement continue to make us a preferred market partner for providers. We are confident in our ability to strengthen our provider relationships, drive sustainable value over the long term, and increase demand for our solutions.”

“We sustained our positive momentum in the third quarter with financial results on track to achieve our guidance for the year,” added Jennifer Williams, chief financial officer. “Continued growth across the business, margin improvement from operational excellence and ongoing innovation position us well to deliver increased value to customers and shareholders over the long term.”
2023 Outlook
For 2023, R1 expects to generate:
•Revenue of $2,255 million to $2,275 million
•GAAP operating income of $130 million to $140 million
•Adjusted EBITDA of $600 million to $615 million

Conference Call and Webcast Details
R1’s management team will host a conference call today at 8:00 a.m. Eastern Time to discuss the Company’s financial results and business outlook. To participate, please dial 888-330-2022 (646-960-0690 outside the U.S. and Canada) using conference code number 5681952. A live webcast and replay of the call will be available at the Investor Relations section of the Company’s website at ir.r1rcm.com.
Non-GAAP Financial Measures
In order to provide a more comprehensive understanding of the information used by R1’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial measures, including adjusted EBITDA, non-GAAP cost of services, non-GAAP selling, general and administrative expenses, and net debt. Adjusted EBITDA is defined as GAAP net income (loss) before net interest income/expense, income tax provision/benefit, depreciation and amortization expense, share-based compensation expense, CoyCo 2, L.P. (“CoyCo 2”) share-based compensation expense, and certain other items, including business acquisition costs, integration costs, technology transformation, strategic initiatives, the global business services center expansion project in the Philippines, and facility-exit charges. Non-GAAP cost of services is defined as GAAP cost of services less share-based compensation expense, CoyCo 2 share-based compensation expense, and depreciation and amortization expense attributed to cost of services. Non-GAAP selling, general and administrative expenses is defined as GAAP selling, general and administrative expenses less share-based compensation expense, CoyCo 2 share-based compensation expense, and depreciation and amortization expense attributed to selling, general and administrative expenses. Net debt is defined as debt less cash and cash equivalents, inclusive of restricted cash. Adjusted EBITDA guidance is reconciled to operating income guidance, the most closely comparable available GAAP measure.
Our board of directors and management team use adjusted EBITDA as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation programs for employees. Non-GAAP cost of services and non-GAAP selling, general and administrative expenses are used to calculate adjusted EBITDA. Net debt is used as a supplemental measure of our liquidity.

Tables 4 through 9 present a reconciliation of GAAP financial measures to non-GAAP financial measures. Non-GAAP measures should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP.
Forward-Looking Statements
This press release contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events and relationships, plans, future growth, and future performance. These statements are often identified by the use of words such as “anticipate,” “believe,” “contemplate,” “designed,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “outlook,” “plan,” “predict,” “project,” “see,” “seek,” “target,” “would,” and similar expressions or variations or negatives of these words, although not all forward-looking statements contain these identifying words. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, assurance, prediction or definitive statement of fact or probability. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risk and uncertainties related to: (i) economic downturns and market conditions beyond the Company’s control, including periods of inflation; (ii) the quality of global financial markets; (iii) the Company’s ability to timely and successfully achieve the anticipated benefits and potential synergies of the acquisition of Cloudmed; (iv) the Company’s ability to retain existing customers or acquire new customers; (v) the development of markets for the Company’s revenue cycle management offering; (vi) variability in the lead time of prospective customers; (vii) competition within the market; (viii) breaches or failures of the Company’s information security measures or unauthorized access to a customer’s data; (ix) delayed or unsuccessful implementation of the Company’s technologies or services, or unexpected implementation costs; (x) disruptions in or damages to the Company’s global business services centers and third-party operated data centers; (xi) the volatility of the Company’s stock price; and (xii) the Company’s substantial indebtedness. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the heading “Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2022, and any other periodic reports that the Company may file with the United States Securities and Exchange Commission. The foregoing list of factors is not exhaustive. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements as of the date hereof and involve many risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the Company’s forward-looking statements. Subsequent events and developments, including actual results or changes in the Company’s assumptions, may cause the Company’s views to change. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law. You are cautioned not to place undue reliance on such forward-looking statements.
About R1 RCM
R1 is a leading provider of technology-driven solutions that transform the patient experience and financial performance of healthcare providers. R1’s proven and scalable operating models seamlessly complement a healthcare organization’s infrastructure, quickly driving sustainable improvements to net patient revenue and cash flows while reducing operating costs and enhancing the patient experience. To learn more, visit: r1rcm.com.
Contact:
R1 RCM Inc.
Investor Relations:
Evan Smith, CFA
516-743-5184
investorrelations@r1rcm.com

Media Relations:
Allison+Partners
Amanda Critelli
R1PR@allisonpr.com

Table 1
R1 RCM Inc.
Consolidated Balance Sheets
(In millions)
	(Unaudited)
	September 30,	December 31,
	2023	2022
Assets
Current assets:
Cash and cash equivalents	$164.9	$110.1
Accounts receivable, net of $38.1 million and $15.1 million allowance as of September 30, 2023 and December 31, 2022, respectively	247.7	235.2
Accounts receivable - related party, net of $0.1 million allowance as of September 30, 2023 and December 31, 2022	23.9	25.0
Current portion of contract assets, net	89.2	83.9
Prepaid expenses and other current assets	112.7	110.3
Total current assets	638.4	564.5
Property, equipment and software, net	183.6	164.8
Operating lease right-of-use assets	65.4	80.5
Non-current portion of contract assets, net	37.8	32.0
Non-current portion of deferred contract costs	31.3	26.7
Intangible assets, net	1,362.4	1,514.5
Goodwill	2,647.3	2,658.2
Deferred tax assets	10.4	10.4
Other assets	80.4	88.2
Total assets	$5,057.0	$5,139.8
Liabilities
Current liabilities:
Accounts payable	$20.1	$33.4
Current portion of customer liabilities	43.4	57.5
Current portion of customer liabilities - related party	5.8	7.4
Accrued compensation and benefits	120.7	109.0
Current portion of operating lease liabilities	19.0	18.0
Current portion of long-term debt	67.0	53.9
Accrued expenses and other current liabilities	60.7	70.6
Total current liabilities	336.7	349.8
Non-current portion of customer liabilities	2.9	5.0
Non-current portion of customer liabilities - related party	12.2	13.7
Non-current portion of operating lease liabilities	83.1	94.4
Long-term debt	1,646.0	1,732.6
Deferred tax liabilities	190.6	200.7
Other non-current liabilities	24.0	23.1
Total liabilities	2,295.5	2,419.3

Stockholders’ equity:
Common stock	4.4	4.4
Additional paid-in capital	3,180.0	3,123.2
Accumulated deficit	(120.0)	(121.9)
Accumulated other comprehensive loss	(1.7)	(3.4)
Treasury stock	(301.2)	(281.8)
Total stockholders’ equity	2,761.5	2,720.5
Total liabilities and stockholders’ equity	$5,057.0	$5,139.8

Table 2
R1 RCM Inc.
Consolidated Statements of Operations (Unaudited)
(In millions, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net operating fees	$368.0	$324.2	$1,086.8	$965.3
Incentive fees	30.1	20.8	84.5	80.9
Modular and other	174.7	151.0	507.8	227.4
Net services revenue	572.8	496.0	1,679.1	1,273.6
Operating expenses:
Cost of services	447.5	403.1	1,328.1	1,009.7
Selling, general and administrative	54.7	60.8	164.3	120.6
Other expenses	29.4	30.1	87.9	136.1
Total operating expenses	531.6	494.0	1,580.3	1,266.4
Income from operations	41.2	2.0	98.8	7.2
Net interest expense	32.1	23.7	95.3	35.3
Income (loss) before income tax provision (benefit)	9.1	(21.7)	3.5	(28.1)
Income tax provision (benefit)	7.8	7.8	1.6	(7.6)
Net income (loss)	$1.3	$(29.5)	$1.9	$(20.5)

Net income (loss) per common share:
Basic	$—	$(0.07)	$—	$(0.06)
Diluted	$—	$(0.07)	$—	$(0.06)
Weighted average shares used in calculating net income (loss) per common share:
Basic	419,008,998	417,700,782	418,299,910	330,877,880
Diluted	456,364,024	417,700,782	454,837,597	330,877,880

Table 3
R1 RCM Inc.
Consolidated Statements of Cash Flows (Unaudited)
(In millions)

	Nine Months Ended September 30,
	2023	2022
Operating activities
Net income (loss)	$1.9	$(20.5)
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	205.6	107.8
Amortization of debt issuance costs	4.3	2.2
Share-based compensation	48.9	46.5
CoyCo 2 share-based compensation	5.4	3.0
Loss on disposal and right-of-use asset write-downs	10.3	3.9
Provision for credit losses	24.1	10.7
Deferred income taxes	(1.5)	(9.1)
Non-cash lease expense	8.7	10.5
Other	3.6	1.5
Changes in operating assets and liabilities:
Accounts receivable and related party accounts receivable	(35.7)	(29.7)
Contract assets	(10.0)	(12.8)
Prepaid expenses and other assets	(22.0)	(38.3)
Accounts payable	(15.0)	(23.9)
Accrued compensation and benefits	12.0	(79.6)
Lease liabilities	(13.4)	(11.4)
Other liabilities	12.9	(3.2)
Customer liabilities and customer liabilities - related party	(18.8)	2.9
Net cash provided by (used in) operating activities	221.3	(39.5)
Investing activities
Purchases of property, equipment, and software	(81.1)	(74.6)
Acquisition of Cloudmed, net of cash acquired	—	(847.7)
Proceeds from disposal of assets	—	0.4
Other	5.5	—
Net cash used in investing activities	(75.6)	(921.9)
Financing activities
Issuance of senior secured debt, net of discount and issuance costs	—	1,016.6
Borrowings on revolver	30.0	30.0
Payment of debt issuance costs	—	(1.0)
Repayment of senior secured debt	(37.1)	(13.1)
Repayments on revolver	(70.0)	(30.0)
Payment of equity issuance costs	—	(2.0)
Exercise of vested stock options	1.3	4.6
Purchase of treasury stock	—	(12.5)
Shares withheld for taxes	(20.0)	(26.9)
Other	5.3	(0.2)
Net cash (used in) provided by financing activities	(90.5)	965.5
Effect of exchange rate changes in cash, cash equivalents and restricted cash	(0.4)	(3.1)
Net increase in cash, cash equivalents and restricted cash	54.8	1.0
Cash, cash equivalents and restricted cash, at beginning of period	110.1	130.1
Cash, cash equivalents and restricted cash, at end of period	$164.9	$131.1

Table 4
R1 RCM Inc.
Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA (Unaudited)
(In millions)

	Three Months Ended September 30,		2023 vs. 2022 Change		Nine Months Ended September 30,		2023 vs. 2022 Change
	2023	2022	Amount	%	2023	2022	Amount	%
Net income (loss)	$1.3	$(29.5)	$30.8	(104)%	$1.9	$(20.5)	$22.4	(109)%
Net interest expense	32.1	23.7	8.4	35%	95.3	35.3	60.0	170%
Income tax provision (benefit)	7.8	7.8	—	—%	1.6	(7.6)	9.2	(121)%
Depreciation and amortization expense	70.8	64.2	6.6	10%	205.6	107.8	97.8	91%
Share-based compensation expense	18.4	24.7	(6.3)	(26)%	48.9	46.4	2.5	5%
CoyCo 2 share-based compensation expense	1.7	3.0	(1.3)	(43)%	5.4	3.0	2.4	80%
Other expenses	29.4	30.1	(0.7)	(2)%	87.9	136.1	(48.2)	(35)%
Adjusted EBITDA (non-GAAP)	$161.5	$124.0	$37.5	30%	$446.6	$300.5	$146.1	49%

Table 5
R1 RCM Inc.
Reconciliation of GAAP Cost of Services to Non-GAAP Cost of Services (Unaudited)
(In millions)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Cost of services	$447.5	$403.1	$1,328.1	$1,009.7
Less:
Share-based compensation expense	11.9	11.3	30.7	20.7
CoyCo 2 share-based compensation expense	0.5	1.0	1.4	1.0
Depreciation and amortization expense	70.4	63.9	204.6	107.0
Non-GAAP cost of services	$364.7	$326.9	$1,091.4	$881.0

Table 6
R1 RCM Inc.
Reconciliation of GAAP Selling, General and Administrative to Non-GAAP Selling, General and Administrative (Unaudited)
(In millions)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Selling, general and administrative	$54.7	$60.8	$164.3	$120.6
Less:
Share-based compensation expense	6.5	13.4	18.2	25.7
CoyCo 2 share-based compensation expense	1.2	2.0	4.0	2.0
Depreciation and amortization expense	0.4	0.3	1.0	0.8
Non-GAAP selling, general and administrative	$46.6	$45.1	$141.1	$92.1

Table 7
R1 RCM Inc.
Consolidated Non-GAAP Financial Information (Unaudited)
(In millions)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net operating fees	$368.0	$324.2	$1,086.8	$965.3
Incentive fees	30.1	20.8	84.5	80.9
Modular and other	174.7	151.0	507.8	227.4
Net services revenue	572.8	496.0	1,679.1	1,273.6

Operating expenses:
Cost of services (non-GAAP)	364.7	326.9	1,091.4	881.0
Selling, general and administrative (non-GAAP)	46.6	45.1	141.1	92.1
Sub-total	411.3	372.0	1,232.5	973.1

Adjusted EBITDA	$161.5	$124.0	$446.6	$300.5

Table 8
R1 RCM Inc.
Reconciliation of GAAP Operating Income Guidance to Non-GAAP Adjusted EBITDA Guidance (Unaudited)
(In millions)

2023E
GAAP Operating Income Guidance	$130-140
Plus:
Depreciation and amortization expense	$275-285
Share-based compensation expense	$65-70
CoyCo 2 share-based compensation expense	$7-8
Strategic initiatives, severance and other costs	$115-120
Adjusted EBITDA Guidance	$600-615

Table 9
R1 RCM Inc.
Reconciliation of Total Debt to Net Debt (Unaudited)
(In millions)

	September 30,	December 31,
	2023	2022
Senior Revolver	$60.0	$100.0
Term A Loans	1,178.0	1,211.4
Term B Loan	495.0	498.7
Total debt	1,733.0	1,810.1

Less:
Cash and cash equivalents	164.9	110.1
Net Debt	$1,568.1	$1,700.0